EXHIBIT 10.3

ACKNOWLEDGMENT OF DEBT

SATISFACTION AND FULL RELEASE

THIS ACKNOWLEDGEMENT OF DEBT SATISFACTION AND FULL RELEASE (this “Release”) is made by and between Gripevine Inc and MBE Holdings Inc. (the “Company”), and Ultimacy International (the “Vendor”), on this 30th day of May, 2018.

WHEREAS, the Company owes the Vendor an amount of CAD 120,416.67 on 30th May 2018, for services provided to the Company; and

WHEREAS, on 30th May, 2018, Vendor verbally agreed to accept 435,000 shares of the Company’s common stock (the “Shares”) as payment in full of the principal amount of the outstanding of CAD 120,416.67;

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties mutually agree as follows:

1. Acknowledgment of Satisfaction; Release. The Company and Vendor (the “Parties”) acknowledges and agree that the Shares will be issued to Vendor in full and complete satisfaction of any and all obligations of the Parties arising in connection with or related to the services provided and outstanding balance due. The Parties hereby fully release, remise and forever discharge the other from any and all claims, demands, actions, and obligations which the Parties now have, have ever had or may hereafter have against the other on account of, arising out of or relating in any way to any matter, cause or event relating to the services provided and outstanding balance due.

2. Restricted Securities. Vendor understands that the Shares are “restricted securities” under the federal securities laws inasmuch as they will be acquired in a transaction not involving a public offering, and that under such laws and applicable regulations, such securities may be resold without registration under the federal securities laws only in certain limited circumstances. Vendor acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) or under any state securities laws, based in part upon Vendors’s representations in this Agreement. The certificates for the Shares shall bear a legend restricting transfer under the federal securities laws, which shall be substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

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3. Accredited Investor. Vendor represents, warrants and covenants to the Company that Vendor is an “accredited investor,” as defined under Rule 501 of the Act, and that Vendor is acquiring the Shares for Vendor’s own account, not on behalf of others, and not with a view towards resale or distribution. Vendor will not sell or otherwise distribute the Shares issuable hereunder without registration or an exemption from registration under the Act and the applicable securities laws of any state, as evidenced by an opinion of counsel to such effect. Vendor is a sophisticated investor with knowledge and experience in financial and business matters that render him capable of evaluating and understanding this investment and its risks and, in making this investment, Vendor has relied on his own independent investigation of the Company and has not relied on any offering materials or oral representations whatsoever.

4. No Hypothecation; Indemnification. Vendor represents, warrants and covenants to the Company that he has not sold, assigned, pledged, hypothecated, or otherwise transferred the balance outstanding or any interest therein to any third party.

5. Entire Release. This Release sets forth the entire understanding of the parties with regard to the matters contemplated hereunder and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, made by the parties or any officer, employee or representative of the parties.

6. Amendment. This Release may be amended only by a written instrument signed by the parties or their respective successors or assigns.

7. Governing Law. This Release and all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of Nevada, without regard to the conflicts of law principles thereof.

8. Counterparts. This Release may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party and delivered to the other party. This Acknowledgment of Debt Satisfaction and Full Release is dated and effective as of the date first written above.

“Company”	“Vendor”
GRIPEVINE INC / MBE HOLDINGS INC.	ULTIMACY INTERNATIONAL

/s/ Richard Hue	/s/ Rob Ramage
By: Richard Hue, CEO	By: Rob Ramage, CEO

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